Exhibit 10.14

DATE: 10TH APRIL 2025

JL INVESTMENT CAPITAL LIMITED

(“Lender’’)

and

ULTRA HIGH POINT LIMITED

(formerly known as EWELL HONG KONG LIMITED

(“Borrower”)

and

(i) YU CHI TAT DENNIS

(ii) FUTURE DIMENSION HOLDINGS LIMITED

(iii) MAXWAY ENTERPRISES LIMITED

(collectively “Confirmors”)

SUPPLEMENTAL AGREEMENT

TO THE LOAN AGREEMENT

DATED 23RD APRIL 2024

in respect of a term loan facility upto the

maximum principal amount of BK$20,000,000.00

THIS SUPPLEMENTAL AGREEMENT          is made on the 10th day of April 2025.

BETWEEN:

(1)	JL INVESTMENT CAPITAL LIMITED (Business Registration No.75734210) (Money Lender Licence No. 0205/2024) is a company incorporated in Hong Kong SAR whose registered office Flat B2, Room B, 15th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong (“the “Lender”);

(2)	ULTRA HIGH POINT LIMITED (Business Registration No.50546927) (formerly known as EWELL HONG KONG LIMITED is a company incorporated in Hong Kong SAR whose registered office Unit 707, 7/F, Lakeside 1, Phase 2, No. 8 Science Park West Avenue, Hong Kong Science Park, Pak Shek Kok, New Territories, Hong Kong (the “Borrower”);

(3)	YU CHI TAT DENNIS ( it), (holder of the Hong Kong identity card number 0474085(7)) of Unit Don 1st Floor of Tower 11, Mayfair by the Sea II, No. 21 Fo Chun Road, Tai Po, New Territories, Hong Kong (the “Confirmor 1”);

(4)	FUTURE DIMENSION HOLDINGS LIMITED (BVI Company No. 2024539), a company incorporated in the British Virgin Islands whose registered office is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands (the “Confirmor 2”);

(5)	MAXWAY ENTERPRISES LIMITED Business Registration No. 74707569), a company incorporated in Hong Kong SAR whose registered office is at Room 603, 6th Floor, New Lee Wah Centre, 88 Tokwawan Road, Kowloon, Hong Kong (the “Confirmor 3”);

(Confirmor 1, Confirmor 2, Confirmor 3 are collectively known as “Confirmors”)

(The Lender, the Borrower and the Confirmors shall hereinafter be collectively referred to as the “Parties” and, where the context permits, individually as the “Party”.)

WHEREAS:

(A)	On 23rd April 2024, the Lender and the Borrower entered into a loan agreement in respect of a term loan facility upto the maximum principal amount of HK$20,000,000 (the “Loan Agreement”).

(B)	The Confirmors as the Securities Parties (as defined in the Loan Agreement) have provided security for all or any part of the Borrower’s obligation under the Loan Agreement.

(C)	At the request of the Borrower and the Confirmors, the Parties now wish to amend the Loan Agreement by entering into this Supplemental Agreement.

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NOW IT IS HEREBY AGREED AND DECLARED as follows:

1.	INTERPRETATION

1.1.	Unless otherwise stated in this Supplemental Agreement, capitalized tenns used herein shall have the same meaning as defined in the Loan Agreement.

2.	AMENDMENTS

2.1.	At the request of the Borrower and the Confirmors and at the consideration of mutual agreement, the Parties hereby acknowledge and agree to amend following provision of the Loan Agreement:

The definition of the “Repayment Date” in Clause 1.1 of the Loan Agreement shall be deleted in its entirety and replaced by the following new definition:

““Repayment Date”	the date falling which two (2) years from the date of this Agreement or one month after the Listing, whichever is earlier;”

2.2.	Other than the amendment referred to in this Supplemental Agreement, all other provisions contained in the Loan Agreement shall remain unchanged and shall continue to be of full legal force and effect on the Lender and the Borrower as if the Lender and the Borrower have entered into the Loan Agreement with the definition of the “Repayment Date” in Clause 1.1 thereof changed as contained in Clause 2.1 above.

3.	LEGAL COSTS

3.1.	All the legal costs and expenses incurred in negotiation and preparation of this Supplemental Deed and any other auxiliary documents shall be solely borne by the Borrower.

4.	CONFIRMATION

4.1	Each and every of the Confirmors irrecoverably and unconditionally confirms that each and every of the Security Documents shall notwithstanding the amendments made under this Agreement, shall remain in full force and effect until the Loan together with all interest accrued and all monies payable under the Loan Agreement as amended by this Agreement have been fully paid in full by the Borrower in according with the Loan Agreement as amended by this Agreement.

5.	GOVERNING LAW

5.1.	This Supplemental Deed is governed by and shall be construed in accordance with the laws of Hong Kong and the parties hereto hereby irrevocably submit to the non- exclusive jurisdiction of the Hong Kong courts.

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IN WITNESS WHEREOF this Supplemental Agreement has been executed as Deed on the day and year first above written.

The Lender
SEALED with the Common Seal of the	)
Lender and SIGNED by Mr. CHEUNG	)
Wing Lok, its sole director for and on	)
behalf of JL Investment Capital Limited	)
as duly authorized by resolution of the	)
Sole Director in the presence of:	)

Tam B Ray Billy
Solicitor HKSAR
Tam & Associates

The Borrower
SEALED with the Common Seal of the	)
Borrower and SIGNED by Mr. YU	)
Chi Tat Dennis, its sole director for and	)
on behalf of Ultra High Point Limited	)
as duly authorized by resolution of	)
the Sole Director in the presence of:-)

Tam B Ray Billy
Solicitor HKSAR
Tam & Associates

The Confirmor 1
SIGNED SEALED and DELIVERED by	)
YU Chi Tat Dennis in the presence of:-)

Tam B Ray Billy
Solicitor HKSAR
Tam & Associates

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The Confirmor 2
SEALED with the Common Seal	)
of the Confirmor 2 and SIGNED by	)
Mr. YU Chi Tat Dennis, its sole director	)
for and on behalf of Future Dimension	)
Holdings Limited as duly authorized by	)
resolution of the Sole Director	)
in the presence of:-)

Tam B Ray Billy
Solicitor HKSAR
Tam & Associates

The Confirmor 3
SEALED with the Common Seal	)
of the Confirmor 3 and SIGNED by	)
Mr. YU Chi Tat Dennis, its sole director	)
for and on behalf of Maxway Enterprises	)
Limited as duly authorized by resolution	)
of the Sole Director in the presence of:-)

Tam B Ray Billy
Solicitor HKSAR
Tam & Associates

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